UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 18, 2025

VolitionRx Limited
(Exact name of registrant as specified in its charter)

Delaware	001-36833	91-1949078
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1489 West Warm Springs Road, Suite 110

Henderson, Nevada 89014

(Address of principal executive offices and Zip Code)

+1 (646) 650-1351

(Registrant’s telephone number, including area code )

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	VNRX	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 18, 2025, VolitionRx Limited (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved a Certificate of Second Amendment (the “Amendment”) of the Second Amended and Restated Certificate of Incorporation (the “Restated Certificate”), providing for an increase in authorized shares from one hundred seventy-five million (175,000,000) shares to three hundred twenty-five million (325,000,000) shares, consisting of three hundred twenty-five million (325,000,000) shares of common stock, par value $0.001 per share. The Amendment had previously been approved by the Board of Directors on April 2, 2025, subject to the approval of the Company’s Stockholders. The Amendment became effective upon its filing with the Secretary of State of the State of Delaware on June 18, 2025.

The Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to such Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held at 3:30 p.m. British Summer Time on June 18, 2025 at 93-95 Gloucester Place, London, W1U 6JQ, United Kingdom, the Company’s stockholders voted on four proposals. The Company had 100,775,334 shares of common stock outstanding on April 25, 2025, the record date for the Annual Meeting, of which 51,635,355 shares of common stock were present in person or represented by proxy at the Annual Meeting.

The following sets forth the final voting results of the four proposals voted upon by the Company’s stockholders at the Annual Meeting. These matters are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2025 (the “Proxy Statement”).

Proposal 1: The stockholders elected eight members to the Board of Directors to hold office until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal. The voting results are as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dr. Phillip Barnes	35,018,471	1,964,275	14,652,609
Dr. Alan Colman	35,024,256	1,958,490	14,652,609
Mickie Henshall	35,363,392	1,619,354	14,652,609
Guy Innes	34,317,785	2,664,961	14,652,609
Kim Nguyen	34,646,196	2,336,550	14,652,609
Cameron Reynolds	36,104,993	877,753	14,652,609
Dr. Ethel Rubin	36,125,178	857,568	14,652,609
Timothy Still	36,004,285	978,461	14,652,609

Proposal 2: The stockholders ratified the selection of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The voting results are as follows:

Votes For	Votes Against	Votes Abstained
51,261,805	330,721	42,829

Proposal 3: The stockholders approved, by a non-binding advisory vote, the compensation of the Company’s named executive officers as described in the Proxy Statement. The voting results are as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
34,417,170	2,340,233	225,343	14,652,609

Proposal 4: The stockholders approved the Amendment of the Restated Certificate. The voting results are as follows:

Votes For	Votes Against	Votes Abstained
49,458,528	1,791,694	385,133

No other matters were presented for consideration or stockholder action at the Annual Meeting.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

3.1	Certificate of Second Amendment of the Second Amended and Restated Certificate of Incorporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL (eXtensible Business Reporting Language) document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLITIONRX LIMITED
Date: June 20, 2025	By:	/s/ Cameron Reynolds
Cameron Reynolds
Chief Executive Officer & President

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EXHBIIT INDEX

Exhibit
Number	Description

3.1	Certificate of Second Amendment of the Second Amended and Restated Certificate of Incorporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL (eXtensible Business Reporting Language) document).

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